UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2007

NORDSTROM, INC.
 (Exact name of registrant as specified in its charter)

WASHINGTON	001-15059	91-0515058
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 SIXTH AVENUE, SEATTLE, WASHINGTON	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 628-2111

INAPPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2007, Nordstrom Credit Card Master Note Trust II (“Trust” formerly known as Nordstrom Private Label Credit Card Master Note Trust) a statutory trust of Nordstrom Credit Card Receivables II LLC (“NCCR II” formerly known as Nordstrom Private Label Receivables LLC and a wholly owned subsidiary of Nordstrom Credit Inc, which is a wholly owned subsidiary of Nordstrom Inc.), entered into a Note Purchase Agreement with JP Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the initial purchasers, to sell $325.5 million principal amount of Series 2007-1 Class A Asset Backed Notes and $24.5 million principal amount of Series 2007-1 Class B Asset Backed Notes for resale to “qualified institutional buyers.” The Series 2007-1 Notes will be issued pursuant to an Amended and Restated Master Indenture. Concurrently with the issuance and sale of the notes the Trust will issue $26.4 million principal amount of Series 2007-1 Class C Asset Backed Notes to Nordstrom Credit Card Receivables II, LLC.

On April 25, 2007, the Trust also entered into a Note Purchase Agreement with JP Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representatives of the initial purchasers, to sell $453.8 million principal amount of Series 2007-2 Class A Asset Backed Notes and $46.2 million principal amount of Series 2007-1 Class B Asset Backed Notes for resale to “qualified institutional buyers.” The Series 2007-1 Notes will be issued pursuant to an Amended and Restated Master Indenture. Concurrently with the issuance and sale of the notes the Trust will issue $43.5 million principal amount of Series 2007-2 Class C Asset Backed Notes to Nordstrom Credit Card Receivables II, LLC.

Copies of the Series 2007-1 and Series 2007-2 note purchase agreements are attached hereto as exhibits 4.1 and 4.2, respectively.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Description
4.1	Series 2007-1 Note purchase agreement, dated as of April 25, 2007, by and between Nordstrom Credit Card Master Note Trust II and J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representative of the initial purchasers.

4.2	Series 2007-2 Note purchase agreement, dated as of April 25, 2007, by and between Nordstrom Credit Card Master Note Trust II and J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representative of the initial purchasers

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.

By: /s/ Michael G. Koppel
Michael G. Koppel
Chief Financial Officer and Executive Vice President

Dated: May 1, 2007

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Series 2007-1 Note purchase agreement, dated as of April 25, 2007, by and between Nordstrom Credit Card Master Note Trust II and J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representative of the initial purchasers.

4.2	Series 2007-2 Note purchase agreement, dated as of April 25, 2007, by and between Nordstrom Credit Card Master Note Trust II and J.P. Morgan Securities Inc. and Greenwich Capital Markets, Inc., as representative of the initial purchasers